Visa Inc. Fiscal Fourth Quarter and Full-Year 2009 Financial Results October 27, 2009 Exhibit 99.2

2 Fiscal Q4 2009 Earnings Results 2
Safe Harbor Reminder
• Certain statements contained in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. These statements can be identified by the terms
“anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,”
“potential,” “predict,” “project,” “should,” “will” and similar expressions which are intended to identify forward-looking statements. In addition, any underlying assumptions are forward-looking statements. Such forward-looking statements include but are not limited to statements regarding certain of Visa’s goals and expectations with respect to adjusted earnings per share, revenue, adjusted operating margin, and free cash flow, and the growth rate in those items, as well as other measures of economic performance.
• By their nature, forward-looking statements: (i) speak only as of the date they are made,
(ii) are not guarantees of future performance or results and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors, including all the risks discussed in Part 1, Item 1A – “Risk
Factors” in our Annual Report on Form 10-K for the fiscal year ended September 30,
2008.  You are cautioned not to place undue reliance on such statements, which speak only as of the date of this presentation. Unless required to do so under U.S. federal securities laws or other applicable laws, we do not intend to update or revise any forward-looking statements.

3 Fiscal Q4 2009 Earnings Results 3
Solid Fiscal Fourth Quarter and Full-Year Results
• Adjusted annual net income, excluding gain on sale of equity stake in VisaNet do Brasil, of $2.2 billion or adjusted diluted earnings of $2.92 per share
Note: See appendix for reconciliation of adjusted non-GAAP measures to the closest comparable GAAP measures.
• Continued positive secular trends and business model resilience despite economic slowdown
• Adjusted quarterly and annual net income of $552 million and $2.4 billion or adjusted diluted earnings of $0.74 and $3.23 per share
• Strong operating revenues of $1.9 billion for the fourth quarter and
$6.9 billion for the full-year both up, 10% over the prior periods

4 Fiscal Q4 2009 Earnings Results
$699
$450
$248
$687
$261
$426
Total Visa Inc. Credit Debit
2008
2009
Quarter ended June
US$ in billions, nominal
Payments Volume – Q4 2009
2% 7%
ROW
ROW
$276
$234
U.S.
$423
U.S.
$412
U.S.
ROW
U.S.
U.S.
$275
$213
$238
ROW
U.S.
$192
$210
ROW  $38
$220
ROW $41
Note: Figures may not sum due to rounding. Growth rates calculated based on whole numbers, not rounded numbers. From time to time, previously submitted volume information may be updated. Prior year volume information presented have not been updated, as changes made are not material.
1 Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
(2%) 5%
YOY Change
(nominal)
YOY Change
(constant)
1
(2%)
(5%)

5 Fiscal Q4 2009 Earnings Results
$2,654
$1,736
$918
$2,680
$990
$1,689
Total Visa Inc. Credit Debit
2008
2009
Twelve Months ended June
US$ in billions, nominal
Payments Volume – Fiscal Year 2009
ROW
ROW
$1,043
$905
U.S.
$1,611
U.S.
$1,621
U.S.
ROW
U.S.
U.S.
$1,058
$832
$904
ROW
U.S.
$785
$780
ROW  $138
$837
ROW $153
Note: Figures may not sum due to rounding. Growth rates calculated based on whole numbers, not rounded numbers. From time to time, previously submitted volume information may be updated. Prior year volume information presented have not been updated, as changes made are not material.
1 Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
5% 10%
1%                                     8%
YOY Change
(nominal)
YOY Change
(constant)
3%
(3%)
1

6 Fiscal Q4 2009 Earnings Results
$423
$162
$50
$45
$19
$165
$49
$41
$20
$412
United States Asia Pacific (AP) Latin America and
Caribbean (LAC)
Canada Central and
Eastern Europe,
Middle East and
Africa (CEMEA)
2008
2009
Quarter ended June
US$ in billions, nominal
Payments Volume – Q4 2009
YOY Change
(constant)
Note: Figures may not sum due to rounding. Growth rates calculated based on whole numbers, not rounded numbers. From time to time, previously submitted volume information may be updated. Prior year volume information presented have not been updated, as changes made are not material.
1 Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
YOY Change
(nominal)
(3%) 2% 0% (10%)                  3%
(3%) 8% 16% (2%)                  12%
1

7 Fiscal Q4 2009 Earnings Results
1
$1,611
$620
$181
$173
$69
$636
$189
$155
$78
$1,621
United States Asia Pacific (AP) Latin America and
Caribbean (LAC)
Canada Central and
Eastern Europe,
Middle East and
Africa (CEMEA)
2008
2009
Twelve Months ended June
US$ in billions, nominal
Payments Volume – Fiscal Year 2009
YOY Change
(constant)
Note: Figures may not sum due to rounding. Growth rates calculated based on whole numbers, not rounded numbers. From time to time, previously submitted volume information may be updated. Prior year volume information presented have not been updated, as changes made are not material.
1 Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
YOY Change
(nominal)
1% 3% 4% (10%)                  12%
1% 13% 20% 3% 26%

8 Fiscal Q4 2009 Earnings Results
14,124
9,473
9,590
10,266
10,463
15,491
Total Transactions Processed Transactions Processed Transactions
2008
2009
Quarter ended June
in millions
Transactions – Q4 2009
10%                                    8% 9%
Note: Processed transactions represent transactions involving Visa, Visa Electron, Interlink and Plus cards processed on Visa’s networks.
Total transactions represent payments and cash transactions as reported by Visa members on their operating certificates.
Quarter ended September
Debit
Credit
63%
37%
YOY
Change
Credit
39%
Debit
61%

9 Fiscal Q4 2009 Earnings Results
53,684
36,012
36,957
39,013
39,885
59,205
Total Transactions Processed Transactions Processed Transactions
2008
2009
Twelve Months Ended June
in millions
Transactions – Fiscal Year 2009
10% 8% 8%
Note: Processed transactions represent transactions involving Visa, Visa Electron, Interlink and Plus cards processed on Visa’s networks.
Total transactions represent payments and cash transactions as reported by Visa members on their operating certificates.
Twelve Months ended
September
Debit
Credit
62%
38%
Credit
40%
Debit
60%
YOY
Change

10 Fiscal Q4 2009 Earnings Results
798
847
1,645
941
1,732
791
Credit Debit Visa Inc.
2008
2009
Quarter ended June
in millions
Total Cards
(1%) 11% 5%
YOY
Change
Note: Percentage change calculated based on whole numbers, not rounded numbers.

11 Fiscal Q4 2009 Earnings Results
$2,008
($299)
$1,709
$1,879
$2,205
($326)
Q4 FY 2008
Q4 FY 2009
Revenue Detail – Q4 2009
US$ in millions
Gross
Revenues
Incentives
Net Operating
Revenues
10% 9% 10%
YOY
Change

12 Fiscal Q4 2009 Earnings Results
Revenue Detail – Fiscal Year 2009
US$ in millions
Gross
Revenues
Incentives
Net Operating
Revenues
10% 6% 10%
YOY
Change
$7,424
($1,161)
$6,263
$6,911
$8,145
($1,234)
2008
2009

13 Fiscal Q4 2009 Earnings Results
$788
$548
$512
$160
$727
$808
$507
$163
Q4 FY 2008
Q4 FY 2009
Revenue Detail – Q4 2009
US$ in millions
Service
Revenues
Data
Processing
Revenues
International
Transaction
Revenues
Other
Revenues
3% 33%                        (1%)          2%
YOY
Change

14 Fiscal Q4 2009 Earnings Results
$3,061
$2,073
$1,721
$569
$2,430
$3,174
$1,916
$625
2008
2009
Revenue Detail – Fiscal Year 2009
US$ in millions
Service
Revenues
Data
Processing
Revenues
International
Transaction
Revenues
Other
Revenues
4% 17%                         11% 10%
YOY
Change

15 Fiscal Q4 2009 Earnings Results
$1,709
$943
$766
$919
$1,879
$960
Net Operating
Revenues
Total Operating
Expenses
Operating Income
Adjusted Operating Margin – Q4 2009
US$ in millions
4 ppts 10%                     2%                   20%
45%
49%
Operating Margin
Q4 FY 2008
Q4 FY 2009
YOY
Change

16 Fiscal Q4 2009 Earnings Results
$6,263
$3,366
$2,897
$3,673
$6,911
$3,238
Net Operating
Revenues
Total Operating
Expenses
Operating Income
Adjusted Operating Margin – Fiscal Year 2009
US$ in millions
7 ppts 10%                     (4%) 27%
46%
53%
Operating Margin
2008
2009
YOY
Change

17 Fiscal Q4 2009 Earnings Results
$253
$93
$320
$943
$960
$94
$135
$6
$42
$113
$111
$301
$283
$107
$44
$1
Q4 FY 2008
Q4 FY 2009
Adjusted Operating Expenses – Q4 2009
US$ in millions
Personnel Network,
EDP and
Communications
Advertising,
Marketing and
Promotion
Professional
and
Consulting
Fees
Depreciation
and
Amortization
Administrative
and Other
Total Operating
Expenses
19%             19%           (12%)          (21%)          5%             20%            (83%)            2%
Note: Restructuring contains Personnel, Professional fees and Administrative and Other expenses associated with organizational changes.
See appendix for reconciliation of adjusted non-GAAP measures to the closest comparable GAAP measures.
Litigation
Provision
YOY
Change

18 Fiscal Q4 2009 Earnings Results
$1,078
$338
$1,016
$3,366
$3,238
$169
$13
$424
$328
$2
$158
$352
$918
$1,077
$393
$338
2008
2009
Adjusted Operating Expenses – Fiscal Year 2009
US$ in millions
Personnel Network,
EDP and
Communications
Advertising,
Marketing and
Promotion
Professional
and
Consulting
Fees
Depreciation
and
Amortization
Administrative
and Other
Total Operating
Expenses
0%              16%             (10%)          (17%)           (7%)              3%             (85%)           (4%)
Note: Restructuring contains Personnel, Professional fees and Administrative and Other expenses associated with organizational changes.
See appendix for reconciliation of adjusted non-GAAP measures to the closest comparable GAAP measures.
Litigation
Provision
YOY
Change

19 Fiscal Q4 2009 Earnings Results
Other Financial Results
• Capital expenditures during the fiscal fourth quarter and full-year
2009 were $101 million and $306 million, respectively
• Cash, cash equivalents, restricted cash and investment
securities available-for-sale of $6.6 billion at the end of the fiscal year which includes $1.7 billion of restricted cash for litigation escrow
• Prepayment of remaining $800 million of obligations at a
discounted amount of $682 million made on October 5, 2009
related to a class action lawsuit
• Total free cash flow of $3.3 billion for FY09 and adjusted free cash flow of $2.8 billion excluding the VisaNet do Brasil gain

20 Fiscal Q4 2009 Earnings Results
Annual net revenue growth
Financial Metrics for Fiscal Year 2010
Annual free cash flow
Annual diluted class A common stock earnings
per share growth
Annual operating margin
20% +
$2 billion +
Lower end
11-15% range
Mid
50% range

21 Fiscal Q4 2009 Earnings Results
Capital Expenditures
Financial Metrics for Fiscal Year 2010
GAAP tax rate
Volume and support incentives
Advertising, marketing and promotion expenses Less than
$1 billion
16-17% of
gross
revenue
38 to 39%
range
$200-250 M

Appendix – Reconciliation of Non-GAAP Measures

23 Fiscal Q4 2009 Earnings Results
Adjusted Operating Income and Net Income
US$ in millions
Three Months Ended
September 30, 2009
Three Months Ended
September 30, 2008
Twelve Months Ended
September 30, 2009
Twelve Months Ended
September 30, 2008
Net (loss) income (as reported) 514 $                                   (356) $                                     2,353 $                                      804 $
Addback: Income tax (benefit) expense (as reported) 349 (75) 1,648 532
Less: Minority interest (as reported) - - (1) -
Net (loss) income before taxes and minority interest (as reported) 863 $                                   (431) $                                     4,000 $                                      1,336 $
Adjustments:
Litigation reserve (1) - 1,122 - 1,457
Restructuring (2) 33 70 67 140
Asset step-up amortization (3) 17 17 68 68
Adjustments to operating income 50 1,209 135 1,665
Interest accretion on American Express settlement (4) 8 11 36 68
Interest expense on Discover settlement (5) - - 5 -
Investment income on Litigation Escrow and EU proceeds (6) (1) (30) (22) (70)
Underwater contract (LIBOR adjustment) (7) - - - (35)
Adjustments to non-operating income 7 (19) 19 (37)
Total adjustments 57 1,190 154 1,628
Adjusted income before taxes and minority interest 920 759 4,154 2,964
Tax rate (8) 40% 41% 41% 41%
Adjusted income tax expense (368) (311) (1,707) (1,215)
Addback: Minority interest (as reported) - - 1 -
Adjusted net income 552 $                                   448 $                                      2,448 $                                      1,749 $
Operating (loss) income (as reported) 869 $                                   (443) $                                     3,538 $                                      1,232 $
Addback: Adjustments to operating income 50 1,209 135 1,665
Adjusted operating income 919 $                                   766 $                                      3,673 $                                      2,897 $
Operating revenues (as reported) 1,879 $                                1,709 $                                   6,911 $                                      6,263 $
Adjusted operating margin 49% 45% 53% 46%
Total operating expenses (as reported) 1,010 $                                2,152 $                                   3,373 $                                      5,031 $
Less: Adjustments to operating expenses (50) (1,209) (135) (1,665)
Adjusted operating expenses 960 $                                   943 $                                      3,238 $                                      3,366 $
(1) Litigation reserve related to the covered litigation. Settlements of, or judgments in, covered litigation will be paid from the litigation escrow account.
(2) Restructuring costs associated with workforce consolidation and elimination of overlapping functions.
(3) Non-cash amortization and depreciation of the incremental basis in technology and building assets acquired in the reorganization.
(4) Non-cash interest expense recorded on future payments to be made under the settlement agreement with American Express. These payments will be paid from the litigation escrow account.
(5) Interest expense recorded on payments made under the settlement agreement with Discover. These payments have been paid from the litigation escrow account.
(6) Investment income earned during the period on all IPO proceeds and amounts held in the litigation escrow, including amounts the Company used in
October 2008 to redeem all class C (series II) common stock and a portion of the class C (series III) common stock held by Visa Europe.
(7) Other expense recorded in the periods presented as a result of changes in the Company's estimated liability under the Framework Agreement, which governs its relationship with Visa Europe. The changes were primarily due to movement in the LIBOR rates in the periods presented. This liability was satisfied as part of the October 2008 redemptions described above.
(8)         Rates applied to Fiscal 2009 periods represent the GAAP effective tax rate adjusted for immaterial one-time charges associated with the establishment of our Singapore subsidiary's tax incentive agreement. Rates applied to Fiscal 2008 periods represent a normalized rate of 41%.

24 Fiscal Q4 2009 Earnings Results
Reconciliation of Non-GAAP
Adjusted Operating Expenses
US$ in millions
Actual Adjustments As Adjusted Actual Adjustments As Adjusted
Personnel $ 334 $ (33)
(1)
$ 301 $ 317 (64)
(1)
253
Network, EDP and communications 111 111 94 (1)
(1)
93
Advertising, marketing and promotion 283 283 320 - 320
Professional and consulting fees 107 107 136 (1)
(1)
135
Depreciation and amortization 61 (17)
(2)
44 59 (17)
(2)
42
Administrative and other 113 113 98 (4)
(1)
94
Litigation provision 1 1 1,128 (1,122)
(3)
6
Total operating expenses $ 1,010 $ (50) $ 960 $ 2,152 $ (1,209) $ 943
Actual Adjustments As Adjusted Actual Adjustments As Adjusted
Personnel $ 1,143 (66)
(1)
1,077 $ 1,199 (121)
(1)
1,078
Network, EDP and communications 393 393 339 (1)
(1)
338
Advertising, marketing and promotion 918 918 1,016 - 1,016
Professional and consulting fees 353 (1)
(1)
352 438 (14)
(1)
424
Depreciation and amortization 226 (68)
(2)
158 237 (68)
(2)
169
Administrative and other 338 338 332 (4)
(1)
328
Litigation provision 2 2 1,470 (1,457)
(3)
13
Total operating expenses $ 3,373 $ (135) $ 3,238 $ 5,031 $ (1,665) $ 3,366
(1)  Restructuring
(2)  Asset Step-up amortization
(3)  Litigation Reserve
For the Three Months
Ended September 30, 2009
For the Three Months
Ended September 30, 2008
For the Twelve Months
Ended September 30, 2009
For the Twelve Months
Ended September 30, 2008
-
-
-
-
-
-
-
-
-
$
$ $ $
$
$

25 Fiscal Q4 2009 Earnings Results
Reconciliation of Non-GAAP
Adjusted Non-operating Income
US$ in millions
Actual Adjustments As Adjusted Actual Adjustments As Adjusted
Equity in earnings of unconsolidated affiliates - $         - $           - $        - - $
Interest expense (25) 8
(1)
(17) (27) 11
(1)
(16)
Investment income, net 18 (1)
(2)
17 39 (30)
(2)
9
Other 1 - 1 - - -
Total other income (expenses) (6) $           7 1 $              12 $          (19) (7) $
Actual Adjustments As Adjusted Actual Adjustments As Adjusted
Equity in earnings of unconsolidated affiliates - $         - $           1 $            - 1 $
Interest expense (115) 41
(1)
(74) (143) 68
(1)
(75)
Investment income, net 575 (22)
(2)
553 211 (70)
(2)
141
Other 2 - 2 35 (35)
(3)
-
Total other income (expenses) 462 $         19 481 $          104 $        (37) 67 $
(1)   Interest accretion on American Express Settlement and interest expense on Discover Settlement
(2)   Investment income on Litigation Escrow funds and funds used in October 2008 for the repurchase of shares from Visa Europe.
(3)   Underwater contract (LIBOR adjustment)
For the Three Months
Ended September 30, 2009
For the Three Months
Ended September 30, 2008
For the Twelve Months
Ended September 30, 2009
For the Twelve Months
Ended September 30, 2008
$
$
$
$
$          -
$
$          -
$

26 Fiscal Q4 2009 Earnings Results
Adjusted Diluted Earnings per Share
Class A Common Stock
Adjusted net income $ 552 $ 448 $ 2,448 $ 1,749
Weighted average number of diluted
shares outstanding
747 776 758 776
Adjusted diluted earnings per share $ 0.74 $ 0.58 $ 3.23 $ 2.25
(in millions, except per share data)
For the Twelve
Months Ended
September 30, 2009 September 30, 2008
For the Three
Months Ended
September 30, 2009
For the Three
Months Ended
September 30, 2008
For the Twelve
Months Ended
Management believes the presentation of adjusted operating income and adjusted net income provides a clearer understanding of the one-time items related to the Company’s reorganization, initial public offering and other non-recurring events. These measures also adjust for expenses related to covered litigation that will be funded by the litigation escrow account. These items have an impact on our financial results but are either non-recurring or have no operating cash impact.
Reorganizing that we have a very complex equity structure incorporating multiple classes and series of common stock, the Company has also presented adjusted diluted class A earnings per share calculated below based on adjusted net income and the weighted average number of diluted class A shares outstanding in the periods presented (adjusted in the prior periods presented). This non-GAAP financial measure has been presented to illustrate our per share results reflecting our capital structure after the redemption of all class C (series II) common stock and a portion of class C (series III) common stock, which the Company redeemed in October 2008. Management believes this non-GAAP presentation provides the reader with a clearer understanding of our per share results by excluding these redeemed shares and allocating adjusted net income only to permanent equity.

27 Fiscal Q4 2009 Earnings Results
Calculation of Free Cash Flow
US$ in millions
Additions (+) / Reductions (-)
to Net income
Net income (as reported) 2,353
+ Depreciation and amortization 226
-
Capital expenditures (306)            (80)
+ Litigation provision 2
+
Accretion expense 93
- Settlement payments (2,201)
+
Settlement payments funded by litigation escrow 2,028
+ Settlement payments funded by Morgan Stanley 65               (13)
Share-based Compensation
+ Share-based compensation 115
+ Pension expense 60
-
Pension contribution (170)            (110)
-
Gain on sale of investment (473)
+ Proceeds from sale 1,008          535
+
Income tax expense 1,648
- Income taxes paid (1,172)         476
Changes in Working Capital*
+ Changes in other working capital accounts 12
Total Free Cash Flow 3,288
- Proceeds from sale (1,008)
+
Income taxes paid 489             (519)
Adjusted Free Cash Flow 2,769
* Includes changes in volume & support incentives, trade receivables, settlement receivable/payable, and personnel incentives.
Taxes
Less: VisaNet Brazil
VisaNet Brazil
FY 2009
Capital Assets
Litigation
Pension